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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)   June 15, 2000
                                                ----------------

                               PRIZE ENERGY CORP.
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             (Exact name of registrant as specified in its charter)


     Delaware                   001-14575                       75-2766114
------------------          -----------------               -------------------
 (State or other            (Commission File                 (IRS Employer
 jurisdiction of                Number)                     Identification No.)
 incorporation)


3500 William D. Tate, Suite 200, Grapevine, Texas                  76051
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 (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code      (817) 424-0400
                                                   -----------------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)




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Item 7. Financial Statements and Exhibits.


         (c) Exhibits.

         The following documents are included as exhibits to this Form 8-K. Those exhibits below incorporated by reference herein are indicated as such by the information supplied in the parenthetical thereafter. If no parenthetical appears after an exhibit, such exhibit is filed herewith.

         23.1     Consent of Ernst & Young LLP.

         23.2     Consent of Netherland, Sewell & Associates, Inc.

         23.3     Consent of Williamson Petroleum Consultants, Inc.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  PRIZE ENERGY CORP.


Date: June 15, 2000                               By:  /s/ Lon C. Kile
                                                     --------------------------
                                                       Lon C. Kile
                                                       President






                                       -2-




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                                  EXHIBIT INDEX


The following documents are included as exhibits to this Form 8-K. Those exhibits below incorporated by reference herein are indicated as such by the information supplied in the parenthetical thereafter. If no parenthetical appears after an exhibit, such exhibit is filed herewith.



Exhibit
Number                         Description
------                         -----------
23.1           Consent of Ernst & Young LLP.
23.2           Consent of Netherland, Sewell & Associates, Inc.
23.3           Consent of Williamson Petroleum Consultants, Inc.